UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________________
FORM 8-K
___________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2026
___________________________________
Gemini Space Station, Inc.
(Exact name of registrant as specified in its charter)
___________________________________

Nevada (State or other jurisdiction of incorporation or organization)	001-42836 (Commission File Number)	33-3263417 (I.R.S. Employer Identification Number)
600 Third Avenue, 2nd Floor New York, NY 10016[1]
(Address of principal executive offices) (Zip code)
(646) 751-4401
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
___________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock, $0.001 par value per share	GEMI	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☒
1 We use this address for receiving mail and correspondence to our principal executive office located in New York, NY.

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                                                     ☐

Item 5.07.    Submission of Matters to a Vote of Security Holders.
On June 15, 2026, Gemini Space Station, Inc. (“Gemini,” the “Company,” “we,” or “us”) held its 2026 annual meeting of stockholders (the “Annual Meeting”). The Company’s stockholders voted on two proposals at the Annual Meeting, each of which is described below as well as more fully in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 30, 2026 (the “Proxy Statement”). Holders of the Company’s Class A common stock were entitled to one vote for each share held as of the close of business on April 20, 2026 (the “Record Date”), and holders of the Company’s Class B common stock were entitled to ten votes for each share held as of the close of business on the Record Date. The Class A common stock and Class B common stock voted as a single class on all matters at the Annual Meeting.

At the Annual Meeting, the Company’s stockholders voted on the following proposals:

1.To elect Tyler Winklevoss, Cameron Winklevoss, Jonathan Durham, James Anthony Esposito, Maria Filipakis, and Sachin Chand Jaitly to serve as directors for a term expiring at the Company’s 2027 annual meeting of stockholders and until their successors are duly elected and qualified or until their earlier death, resignation, retirement, disqualification or removal.
2.To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026.

The final voting results for each of these proposals are as follows:

Proposal 1: Election of Directors.

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Tyler Winklevoss	753,956,463	2,626,302	14,822,973
Cameron Winklevoss	753,851,546	2,731,219	14,822,973
Jonathan Durham	755,617,150	965,615	14,822,973
James Anthony Esposito	755,617,257	965,508	14,822,973
Maria Filipakis	755,593,413	989,352	14,822,973
Sachin Chand Jaitly	755,595,456	987,309	14,822,973

Each of the six nominees for director was elected to serve for a term expiring at the Company’s 2027 annual meeting of stockholders and until their successors are duly elected and qualified or until their earlier death, resignation, retirement, disqualification or removal.

Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm.

Votes For	Votes Against	Abstain/Withheld	Broker Non-Votes
769,400,614	1,387,756	617,368	—

The Company’s stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GEMINI SPACE STATION, INC.
Date:	June 15, 2026
		By:	/s/ Danijela Stojanovic
		Name:	Danijela Stojanovic
		Title:	Interim Chief Financial Officer